SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 10, 2004

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                              INNOTRAC CORPORATION
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             (Exact name of Registrant as Specified in its Charter)

            Georgia                       000-23741               58-1592285
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(State or other Jurisdiction of       (Commission File          (IRS Employer
 Incorporation or Organization)            Number)           Identification No.)

         6655 Sugarloaf Parkway
             Duluth, Georgia                                         30097
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(Address of principal executive offices)                          (Zip code)

       Registrant's telephone number, including area code: (678) 584-4000

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(c)   Exhibits:

Exhibit No.                               Description
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   99.1           Innotrac   Corporation  press  release  dated  May  10,  2004,
                  announcing Innotrac's financial results for the first quarter of 2004 (furnished pursuant to Item 12 of Form 8-K).

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On May 10, 2004, Innotrac Corporation ("Innotrac") issued a press release to announce its financial results for the first quarter of 2004. A copy of the press release is attached as Exhibit 99.1.

      The information in this Report, including the Exhibit attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INNOTRAC CORPORATION

                                            By: /s/ David L. Gamsey
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                                                David L. Gamsey
                                                Senior Vice President,
                                                Chief Financial Officer and
Date: May 10, 2004                              Secretary